                                                                     EXHIBIT 4.1

NUMBER                         [GENEVA STEEL LOGO]                     SHARES

GS

                                       SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                      A STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                        PRIVILEGES AND RESTRICTIONS OF SHARES.

                                                  CUSIP 372257 10 5


                          GENEVA STEEL HOLDINGS CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

Geneva Steel Holdings Corp., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signature of the duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:


COUNTERSIGNED AND REGISTERED:

FIRST UNION NATIONAL BANK
(Charlotte, North Carolina)
                                  [GENEVA STEEL HOLDINGS CORPORATE SEAL]
TRANSFER AGENT                                 NOV. 22, 2000
AND REGISTRAR

BY
                            /s/ [Signature Illegible]  /s/ [Signature Illegible]

  AUTHORIZED SIGNATURE            SECRETARY                    PRESIDENT

                          GENEVA STEEL HOLDINGS CORP.

        A statement of the designations, preferences, limitations and relative rights granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Amended and Restated Certificate of Incorporation, or by any statement of determination of preferences, and the number of shares constituting each series or class, may be obtained by any shareholder of the Corporation upon request in writing and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)




    Additional abbreviations may also be used though not in the above list.


        For Value Received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

Dated________________________



                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:




By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.